Exhibit 99.1

QualTek CEO Scott Hisey to Discuss Adapting to a Hybrid Workforce at Milken Institute Global Conference

BLUE BELL, Pa., October 11, 2021 -- QualTek, LLC, a leading turnkey provider of infrastructure services to the North American 5G wireless, telecom, and renewable energy sectors, announced today that CEO Scott Hisey will appear as a panelist at the Milken Institute Global Conference. Hisey will join other business leaders to discuss “Leading A New Workforce: Challenges and Opportunities”, on Tuesday, October 19th in Los Angeles, CA, at 11:30am PT.

“I am thrilled to participate in an important conversation about the future of our workforce and what organizations need to do to thrive moving forward,” said Scott Hisey, CEO of QualTek. “During these challenging times, the mission to provide solutions to customers remains the same, and we must constantly adapt to ensure that our skilled workforce has the support they need to succeed in an ever-changing environment.”

About QualTek: Founded in 2012, QualTek is a world-class, technology driven provider of infrastructure services to the 5G wireless, telecom, and renewable energy sectors across North America. QualTek has a national footprint with more than 80 operation centers across the U.S. and Canada and a workforce of over 5,000 people. The company is also a leader in providing disaster recovery logistics services for electric utilities.

As announced on June 16, 2021, QualTek has entered into a definitive agreement for a business combination with Roth CH Acquisition III Co. (NASDAQ: ROCR) (“ROCR”), a publicly traded special purpose acquisition company (SPAC), that would result in QualTek becoming a publicly listed company. Completion of the proposed transaction is subject to customary closing conditions and is expected to occur in the fourth quarter of 2021.

About The Milken Conference: The Milken Institute Global Conference convenes the best minds in the world to tackle its most urgent challenges and to help realize its most exciting opportunities. It is a unique experience in which individuals with the capital, power, and influence to change the world connect with those whose expertise and creativity are reinventing health, finance, technology, philanthropy, industry, and media. The 24th annual Global Conference will center on the theme, “Charting a New Course.” For more information, please visit https://milkeninstitute.org

Additional Information and Where to Find It

In connection with the proposed business combination between QualTek and ROCR, ROCR has filed a preliminary proxy statement with the Securities and Exchange Commission’s (“SEC”) (as amended or supplemented from time to time, the “proxy statement”) to be distributed to holders of ROCR’s common stock in connection with ROCR’s solicitation of proxies for the vote by ROCR’s stockholders with respect to the proposed business combination and other matters as described in the proxy statement. ROCR urges investors, stockholders, and other interested persons to read the proxy statement as well as other documents filed with the SEC because these documents contain important information about ROCR, QualTek and the proposed business combination. A definitive proxy statement will be mailed to stockholders of ROCR as of a record date to be established for voting on the proposed business combination and related matters.

Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge by directing a request to: Roth CH Acquisition III Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ROCR, QualTek, their affiliates and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposals under the rules of the SEC. Information about the directors and executive officers of ROCR and their ownership is set forth in ROCR’s filings with the SEC, including the proxy statement. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of ROCR in connection with the proposals are set forth in the proxy statement. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination between QualTek and ROCR and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ROCR or QualTek, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the proposed business combination and the financial condition, results of operations, earnings outlook and prospects of QualTek. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of ROCR and QualTek, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in the public filings made with the SEC by ROCR and the following:

•	expectations regarding QualTek’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and QualTek’s ability to invest in growth initiatives and pursue acquisition opportunities;
•	the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement dated as of June 16, 2021 among ROCR, QualTek and the other parties thereto (the “Business Combination Agreement”);
•	the outcome of any legal proceedings that may be instituted against ROCR or QualTek following announcement of the Business Combination Agreement and the transactions contemplated therein;
•	the inability to complete the proposed business combination due to, among other things, the failure to obtain ROCR stockholder approval or ROCR’s inability to obtain the financing necessary to consummate the business combination;
•	the risk that the announcement and consummation of the proposed business combination disrupts QualTek’s current operations and future plans;
•	the ability to recognize the anticipated benefits of the proposed business combination;
•	unexpected costs related to the proposed business combination;
•	the amount of any redemptions by existing holders of ROCR’s common stock being greater than expected;
•	limited liquidity and trading of ROCR’s securities;
•	geopolitical risk and changes in applicable laws or regulations;
•	the possibility that ROCR and/or QualTek may be adversely affected by other economic, business, and/or competitive factors;
•	operational risk;
•	the risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and
•	the risks that the consummation of the proposed business combination is substantially delayed or does not occur.

All subsequent written and oral forward-looking statements concerning the proposed business combination or other matters addressed in this communication and attributable to ROCR, QualTek or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this communication. Except to the extent required by applicable law or regulation, ROCR and QualTek undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this communication to reflect the occurrence of unanticipated events.

Media Contact:

Gianna Lucchesi

Pr@qualtekservices.com

(484) 804-4585